UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

PEN INC.
(Name of Registrant As Specified In Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PEN Inc.

431 Fairway Dr., Suite 200

Deerfield Beach, FL 33441

(844) 736-6266

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: January __, 2016

TO THE STOCKHOLDERS OF PEN INC.:

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of each class of common stock, par value $0.0001 per share (“Common Stock”), of PEN Inc., a Delaware corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Reverse Stock Split”) taken by written consent of the holder of a majority of voting power of the issued and outstanding shares of Common Stock:

1.	Effect a reverse stock split of the outstanding shares of each class of common stock at the ratio of 180-for-1 and reduce the authorized number pf shares of common stock to 10,000,000 comprised of 7,200,000 shares of Class A common stock, 2,500,000 shares of Class B common stock, and 300,000 shares of Class Z common stock.

2.	Setting a par value of $0.0001 per share of each class of common stock upon the effectiveness of the reverse stock split.

The purpose of this Information Statement is to notify our stockholders that on December 11, 2015, a stockholder holding a majority of the voting power of our issued and outstanding shares of Common Stock executed a written consent approving the Reverse Stock Split. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Reverse Stock Split will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Reverse Stock Split under Delaware law and the Company’s certificate of incorporation and bylaws, each as amended. As a result, no further action by any other stockholder is required to approve this action and we have not and will not be soliciting your approval of the Reverse Stock Split. The holders of our Common Stock of record at the close of business on December __, 2015 are entitled to notice of the stockholder action by written consent.

This notice and Information Statement are being mailed to our holders of Common Stock of record as of December __, 2015 on or about January __, 2016. This notice and the accompanying Information Statement are notice of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By Order of the Board of Directors,

PEN INC.

/s/ Scott E. Rickert
Scott E. Rickert Chairman and Chief Executive Officer

December __, 2015

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PEN Inc.

431 Fairway Dr., Suite 200

Deerfield Beach, FL 33441

(844) 736-6266

INFORMATION STATEMENT

Action by Written Consent of Majority Stockholder

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of all classes of common stock, par value $0.0001 per share (“Common Stock”), of PEN Inc., a Delaware corporation, in connection with the action by written consent of the holder of a majority of the voting power of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to “the Company,” “PEN,” “we,” “us” or “our” refer to PEN Inc. We are mailing this Information Statement to our stockholders of record as of December __, 2015 (“Record Date”) on or about January __, 2016.

Under Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described will not become effective until at least 20 calendar days after the date on which this Information Statement is first mailed to our stockholders.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

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INTRODUCTION

Delaware law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of the action. Delaware law also requires that if an action is approved by written consent, a company must provide prompt notice to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

ACTION BY MAJORITY STOCKHOLDER

On November 30, 2015, the Board of Directors of the Company by unanimous vote of those present at the meeting adopted resolutions (A) approving a reverse stock split of the issued and outstanding shares of Common Stock at the ratio of 180-for-1 (the “Reverse Stock Split”) and (B) authorized an amendment (“Amendment”) of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect the Reverse Stock Split, to reduce the number of authorized shares of common stock, and to set a par value of $0.0001 per share after the Reverse Stock Split.

On December 11, 2015, pursuant to Section 228(a) of Delaware General Corporation Law (the “DGCL”) and as provided by the Company’s certificate of incorporation and bylaws, each as amended, we received a written consent approving (i) the Reverse Stock Split and (ii) the Amendment from a holder of a majority of the voting power of our issued and outstanding Common Stock (the “Majority Stockholder”). Thus, your consent is not required and is not being solicited in connection with the approval of the Reverse Stock Split (or the related Amendment to be filed with the Secretary of State of Delaware).

AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND TO REDUCE THE NUMBER OF AUTHORIZED SHARES

General

Upon the filing and effectiveness (the “Effective Time”) of the Amendment, (A) each one hundred eighty (180) shares of the Corporation’s (i) Class A Common Stock, par value $0.0001 per share, (iii) Class B Common Stock, par value $0.0001 per share and (iii) Class Z Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time (“Old Shares”) shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock, Class B Common Stock and Class Z Common Stock (“New Shares”), respectively, without any further action by the Corporation or the holder, subject to the treatment of fractional share interests as described below, (B) the authorized number of shares of common stock will be reduced to 10,000,000 comprised of 7,200,000 shares of Class A Common Stock, 2,500,000 shares of Class B Common Stock and 300,000 shares of Class Z Common Stock, and (C) the par value per share of each class of common stock shall be set at $0.0001, upon the effectiveness of the Amendment. No cash will be paid or distributed as a result of aforementioned Reverse Stock Split, and no fractional shares will be issued. All fractional shares which would otherwise be issued as a result of the Reverse Stock Split will be rounded up to a whole share. Each certificate that immediately prior to the Effective Time represented shares of Class A Common Stock, Class B Common Stock, and Class Z Common Stock, as the case may be (the “Old Certificates”), shall thereafter represent that number of shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock, as the case may be, into which the shares of Class A Common Stock, Class B Common Stock, or Class Z Common Stock, as the case may be, represented by the Old Certificate shall have been combined, subject to the rounding up of fractional share interests. No certificates for PEN shares of common stock will be issued as a result of the Reverse Stock Split. Under our Certificate of Incorporation, PEN shares are not certificated. No holder of record of any Old Certificates is required to surrender any Old Certificate. The registered owner on the books and records of PEN or its transfer agent of any Old Certificate shall have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions based upon the post-reverse split shares.

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The Company anticipates that the effective date of the reverse stock split will be January     , 2016.

THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTEREST IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

REVERSE STOCK SPLIT AND REDUCTION TO THE AUTHORIZED NUMBER OF SHARES

On November 30, 2015, the Board adopted resolutions approving the Amendment to effect the Reverse Stock Split of the outstanding shares of Common Stock at the ratio of 180-for-1 and to reduce the number of authorized shares of common stock. On December 11, 2015, we received written consent from the Majority Stockholder approving the Amendment.

Reasons for the Reverse Stock Split

Our Board believes that, among other reasons, the number of outstanding shares of common stock have contributed to a lack of investor interest in the Company and has made it difficult for the Company to attract new investors and potential business candidates. Our Board proposed the reverse stock split as one method to attract business opportunities for the Company. Our Board believes that the reverse stock split could increase the stock price of our common stock and that the higher stock price could help generate interest in the Company by investors and provide business opportunities and, potentially enable PEN to be listed on the OTCQX.

However, the effect of the reverse stock split, if any, upon the stock price for our common stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. Further, we cannot assure you that the stock price of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of common stock outstanding as a result of the reverse stock split because, among other things, the stock price of our common stock may be based on our performance and other factors as well. We cannot guarantee to stockholders that the price of our shares of common stock will reach or sustain any price level in the future, and it is possible the reverse stock split will have no lasting impact on the Company’s common stock share price. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. Consequently, there can be no assurance that the reverse stock split will achieve its desired results.

In evaluating the reverse stock split, the Board considered negative factors generally associated with reverse stock splits. Among others, the Board considered the negative perception of reverse stock splits held by some investors, analysts and other market participants, as well as the fact that the stock price of some companies that have affected reverse stock splits have subsequently declined back to pre-reverse stock split levels. Despite these potential negative factors, the Board determined they were outweighed by the potential benefits.

Effects of Reverse Stock Split

The principal effect of the reverse stock split will be a decrease in the number of shares of common stock issued and outstanding from 542,799,978 shares as of December 3, 2015, to approximately 3,015,557 shares. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the reverse stock split results in any of our stockholders holding a fractional share of our common stock. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect any rights, privileges or obligations with respect to the shares of common stock existing prior to the reverse stock split, nor does it increase or decrease the market capitalization of the Company. The reverse stock split is not a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

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The reduction in the number of authorized shares of common stock means that, despite the decrease in the number of issued and outstanding shares of common stock, we will have approximately the same proportion of our authorized shares available for issuance as we did before the reverse stock split. The Board believes that the shares available for issuance allow the Company sufficient flexibility in pursuing financing from investors, meeting business needs as they arise, taking advantage of favorable opportunities, and responding to a changing corporate environment.

The following chart depicts the capitalization structure of the Company both pre-reverse stock split and post-reverse stock split (the post-split shares of common stock may differ slightly based on the number of fractional shares):

Pre-Reverse Stock Split and Before Reduction in authorized Shares

Authorized Shares of Common Stock	Issued Shares	Authorized but Unissued
Class A 1,300,000,000	244,305,531	1,055,694,469
Class B 400,000,000	251,220,977	148,779,023
Class Z 100,000,000	47,273,470	52,726,530
Total all classes of Common Stock:1,800,000,000	542,799,978	1,257,200,022

Post-Reserve Stock Split and After Reduction in Authorized Shares

Authorized Shares of Common Stock	Issued Shares	Authorized but Unissued
Class A 7,200,000	1,357,253	5,842,747
Class B 2,500,000	1,395,673	1,104,327
Class Z 300,000	262,631	37,369
Total all classes of Common Stock:10,000,000	3,015,557	6,984,443

Certain Risks Associated With Reverse Stock Split

After the reverse split becomes effective, you will own a lesser number of shares of common stock than you presently own. While we hope that the reverse stock split will result in an increase in the potential stock price of our common stock, we cannot assure you either that the reverse stock split will increase the price equal to the inverse of the reverse stock split ratio or that it will result in a sustained increase in the price of our Class A common stock (which is dependent upon many factors, including our performance and prospects). If the price of our Class A common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. It is also possible that liquidity could be adversely affected by the reduced number of shares of common stock that will be outstanding after the reverse stock split. In addition, the reverse stock split will increase the number of Class A stockholders of the Company who own odd lots (less than 180 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. As a result, we cannot assure you that the reverse stock split will achieve the desired results outlined above.

Because Scott Rickert, our Chairman and CEO has the power to vote all the Class B common stock of PEN, representing approximately 99% of the voting power of our outstanding common stock, the reverse stock split does not have any practical effect on our ability to accomplish a strategic transaction by means of a merger, tender offer, solicitation or otherwise. Both before and after the reverse stock split, Mr. Rickert has the ability to control the outcome of matters submitted to PEN stockholders for approval, including the election of most directors and any merger, consolidation, or sale of all or substantially all of its assets.

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Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our common stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for beneficial holders holding shares of our common stock in “street name”; however, nominees may apply their own specific procedures. If you hold your shares with a bank, broker or other nominee, and have any questions, please contact your nominee.

Procedure for Effecting Reverse Stock Split; No Exchange of Stock Certificates

We anticipate that the reverse stock split will become effective on January __, 2016, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each Old Certificate representing pre-reverse stock split shares of common stock will be deemed to evidence ownership of post-reverse stock split shares of common stock. Stockholders do not need to exchange their existing stock certificates.

Some owners of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership, but they are provided with a statement reflecting the number of shares registered to them. If you hold shares in book-entry form with our transfer agent, no action is required. A transaction statement will automatically be sent to your address of record indicating the number of shares of common stock held following the reverse stock split.

No certificates for PEN shares of common stock will be issued as a result of the Reverse Stock Split. Generally, under our Certificate of Incorporation, PEN shares are not certificated. No holder of record of any Old Certificates is required to surrender any Old Certificate. The registered owner on the books and records of PEN or its transfer agent of any Old Certificate shall have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions based upon the post-reverse split shares.

Further, prior to filing the Certificate of Amendment reflecting the reverse stock split, we must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the effective date of the reverse stock split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES EXCEPT TO REFLECT A TRANSFER AND, IN THAT CASE, SHOULD SUBMIT APPROPRIATE DOCUMENTATION REGARDING THE TRANSFER.

Fractional Shares

No scrip or fractional shares will be issued. If, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to receive a fractional share of common stock, the Company will round up to one whole share of common stock.

New CUSIP

A new CUSIP number will be assigned to the Common Stock following the Reverse Stock Split.

Convertible Securities

Commencing at the Effective Time, all outstanding options, warrants and other convertible securities entitling holders to purchase shares of Common Stock will entitle such holders to receive, upon exercise of their securities, 1/180th of the number of shares of Common Stock which such holders may acquire before the Effective Time. In addition, commencing at the Effective Time, the exercise or conversion price of all outstanding options, warrants and other convertible securities of the Company will be increased 180 times, based on the exchange ratio of the Reverse Stock Split.

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Par Value Per Share of Common Stock

As a consequence of the Reverse Stock Split, the par value per share of the Company’s Common Stock would be adjusted from $0.0001 per share to $0.018 per share, which reflects the 180-for-1 split ratio. However, the amendment to our certificate of incorporation approved by the Board of Directors and our Majority Stockholder provides for a par value per share of $0.0001 upon the Effective Time of the Reverse Stock Split. See “Adjustment to Par Value Per Share” below.

Effect on Voting Rights of, and Dividends on, Common Stock

Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split. The percentage of outstanding shares owned by each stockholder prior to the Reverse Stock Split will remain the same, except for adjustment as a consequence of rounding up of any fractional shares created by the Reverse Stock Split. See “Fractional Shares” above.

We do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our stockholders, other than in respect of the additional shares issued to all of the Company’s stockholders in the Reverse Stock Split as a consequence of rounding up of any fractional shares created by the Reverse Stock Split.

Effect on Liquidity

The decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split may decrease the liquidity in our Common Stock if the anticipated beneficial effects do not occur. See “Reasons for the Reverse Stock Split” above.

Certain U.S. Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only, is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), broker-dealers and tax-exempt entities. This summary is based on the Code, the U.S. Treasury Department regulations thereunder and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect. This summary addresses only those stockholders who hold their Old Shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the New Shares as capital assets.

Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.

We are structuring the Reverse Stock Split in an effort to obtain the following consequences:

●	the Reverse Stock Split will qualify as a recapitalization under section 368(a)(1)(E) of the Code for U.S. federal income tax purposes;

●	stockholders should not recognize any gain or loss as a result of the Reverse Stock Split;

●	the aggregate basis of a stockholder’s Old Shares will become the aggregate basis of the New Shares held by such stockholder immediately after the Reverse Stock Split; and

●	the holding period of the New Shares will include the stockholder’s holding period for the Old Shares.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of our Common Stock.

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No Appraisal Rights

Our stockholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the Reverse Stock Split.

Effective Date of the Reverse Stock Split

We intend to effectuate the Reverse Stock Split on or about January    , 2016. However, the exact timing of the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders.

The Reverse Stock Split will become effective upon the filing of Amendment in the form attached hereto as Annex A (the “Amendment”), and its acceptance for record by, the Delaware Secretary of State (the “Effective Time”), but in no event prior to the end of the 20-day period following the date on which this Information Statement is mailed first to our stockholders.

ADJUSTMENT TO PAR VALUE PER SHARE

On November 30, 2015, at the same time that the Board adopted resolutions authorizing the Reverse Stock Split, the Board adopted a resolution to adjust the par value of the Company’s Common Stock upon completion of the Reverse Stock Split to $0.0001 per share. Absent such action, the par value per share of the Company’s Common Stock would become $0.018 per share at the Effective Time of the Reverse Stock Split, which is the equal to current par value of $0.0001 per share multiplied by the Reverse Stock Split ratio of 180-for-1.

On December 11, 2015, we received written consent from the Majority Stockholder approving the additional amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to change the par value of the Company’s Common Stock to $0.0001 per share. This additional amendment is contained in the Amendment attached as Annex A hereto.

Reasons for the Par Value Adjustment

“Par Value” is a dollar value assigned to shares of stock, which is the minimum amount for which each share may be sold. Historically, the concept of par value and the stated capital of a company were to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. The Company’s Certificate of Incorporation currently provides that the par value of the Company’s Common Stock is $0.0001 per share. Following the Reverse Stock Split, the par value would increase to $0.018 per share, if no other action were taken.

The Board believes that the adjustment in the par value of the Company’s Common Stock from $0.018 per share to $0.0001 per share will cause the Company’s par value to be similar to the par value per share of the common stock of other similar public companies.

Effect on Voting Rights of, and Dividends on, Common Stock

Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the adjustment in the par value of the Company’s Common Stock. The percentage of outstanding shares owned by each stockholder prior to the par value adjustment will remain the same, except for adjustment as a consequence of rounding up of any fractional shares created by the Reverse Stock Split. See “Fractional Shares” above.

We do not believe that the par value adjustment will have any effect with respect to future distributions, if any, to our stockholders.

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No Appraisal Rights

Our stockholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the par value adjustment.

Effective Date of the Par Value Adjustment

The par value adjustment will become effective at the Effective Time, but in no event prior to the end of the 20-day period following the date on which this Information Statement is mailed first to our stockholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Reverse Stock Split that is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of the outstanding common stock of the Company as of December 3, 2015 by: (1) each person known by the Company to beneficially own 5% or more of any class of the Company’s outstanding common stock; (2) each of the named executive officers as defined in Item 402(a)(3) of Regulation S-K; (3) each of the Company’s directors; and (4) all of the Company’s named executive officers and directors as a group. As of December 3, 2015, there were a total of 244,305,531 shares of Class A common stock, 251,220,977 shares of Class B common stock, and 47,273,470 shares of Class Z common stock issued and outstanding. Each share of Class A common stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote. The Class B common stock has 100 votes per share. The Class Z common stock does not vote in the election of directors, but it has the right to designate a representative to our Board, and has consent rights to amendments to our certificate of incorporation that would alter the rights of the holders of Class Z common stock or create other differences between the Class Z common stock and our other classes of common stock.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty days of December 3, 2015 through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Set forth in the table below is information as of December 3, 2015 with respect to the beneficial ownership of Class A, Class B and Class Z common stock by our directors, and Named Executive Officers. Messrs. Baker, Vereecken and Yaniv no longer serve as executive officers, but are included here because each of them was an executive officer for a portion of the last fiscal year.

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Name of Beneficial Owner	Title of Class of common stock	Amount and Nature of Beneficial Ownership(1)	Percent of Class absent conversion of Class B and Class Z common stock	Percent of Class A assuming conversion of all Class B & Class Z common stock
Douglas Baker 431 Fairway Drive, suite 200 Deerfield Beach, FL 33041	Class A	3,609,042	2%	(5)
Ronald J Berman 431 Fairway Drive, suite 200 Deerfield Beach, FL 33041	Class A	4,688,792	2%	1%
Douglas Q. Holmes 431 Fairway Drive, suite 200 Deerfield Beach, FL 33041	Class A	140,448	(5)	(5)
Jeanne M. Rickert (2) 431 Fairway Drive, suite 200 Deerfield Beach, FL 33041	Class B	83,827,471	33%	15%
Scott E. Rickert (3) 431 Fairway Drive, suite 200 Deerfield Beach, FL 33041	Class B	250,959541	100%	46%
Robert Ronstadt 431 Fairway Drive, suite 200 Deerfield Beach, FL 33041	Class A	5,296,354	2%	1%
James Sharp (4) Carl Zeiss, Inc. One Zeiss Drive Thornwood, NY 10594	Class Z	47,273,470	100%
	Class A	38,461	(5)	9%

Bruce Vereecken 431 Fairway Dr., suite 200 Deerfield Beach, FL 33441	Class A	1,412,941	1%	(5)
Howard Westerman	Class A	2,087,716	1%	(5)
Zvi Yaniv 431 Fairway Drive, suite 200 Deerfield Beach, FL 33041	Class A	8,399,100	4%	2%
All directors and officers as a group (6)	Class A	8,627,345	3%	56%
	Class B	251,017,063	100%
	Class Z	42,273,470	100%

(1)	Includes options held by the following individuals that are presently exercisable:

Mr. Berman	53,479
Mr. Ronstadt	125,000
Mr. Westerman	166,443
Mr. Yaniv	36,024

(2)	Shares reported include 261,436 owned directly, and 83,566,035 beneficially owned through Rickert Family, Limited Partnership. The shares owned by Rickert Family, Limited Partnership are also included in the shares owned by Mr. Rickert by virtue of his voting and dispositive power of those shares.

(3)	Shares reported include 261,436 owned directly, and 250,698,105 over which Mr. Rickert has sole voting and dispositive power as the sole general partner of Rickert Family, Limited Partnership. Mr. Rickert disclaims beneficial ownership of 166,964,938 shares held by Rickert Family, Limited Partnership for which he does not have a pecuniary interest.

(4)	All the shares of both Class A common stock and Class Z common stock are owned by Carl Zeiss, Inc., of which Mr. Sharp is a Director and serves as President and Chief Executive Officer. Mr. Sharp disclaims beneficial ownership of any shares owned by Carl Zeiss, Inc.

(5)	Ownership represents less than 1%.

(6)	Does not include shares held by Messrs. Baker, Vereecken and Yaniv as they no longer serve as directors or as executive officers.

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ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing PEN Inc. at 431 Fairway Drive, Suite 200, Deerfield Beach, FL 33040 ATTN: Jeanne Rickert or calling the Company at 844-736-6266.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 431 Fairway Drive, Suite 200, Deerfield Beach, FL 33040 ATTN: Jeanne Rickert or calling the Company at 844-736-6266.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 431 Fairway Drive, Suite 200, Deerfield Beach, FL 33040.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

PEN Inc.

/s/ Scott E. Rickert
Scott E. Rickert
Chairman & Chief Executive Officer

[_____________, 2015]

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ANNEX A

CERTIFICATE OF AMENDMENT NO. 1

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PEN INC.

PEN Inc., duly incorporated on February 14, 2014 and existing under the General Corporation Law of the State of Delaware (“DGCL”) does hereby certify that pursuant to Sections 242 and 228 of the DGCL the directors of the Corporation at a meeting duly called and held adopted resolutions declaring an amendment to Article 4 of the Amended and Restated Certificate of Incorporation for the Corporation to be advisable and recommending that the stockholders approve the same, and after that recommendation stockholders with the power to vote greater than 90% of the voting power of the Corporation’s common stock approved and adopted this Amendment.

The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of Delaware on February 14, 2014 and superseded by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware on August 22, 2014 (as amended, the “Restated Certificate”).

1. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment amends Section 4.1 of Article 4 of the Restated Certificate by adding the following after the first paragraph in Section 4.1:

“Upon the filing and effectiveness (the “Effective Time”) of Amendment No. 1 to the Amended and Restated Certificate of Incorporation pursuant to the DGCL, each one hundred eighty (180) shares of the Corporation’s (i) Class A Common Stock, par value $0. 0001 per share (“Class A Common Stock”), (iii) Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and (iii) Class Z Common Stock, par value $0.0001 per share (“Class Z Common Stock”), issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock, par value $0.0001 per share, Class B Common Stock, par value $0.0001 per share, and Class Z Common Stock, par value $0.0001 per share, respectively, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No cash will be paid or distributed as a result of aforementioned Reverse Stock Split, and no fractional shares will be issued. All fractional shares which would otherwise be issued as a result of the Reverse Stock Split will be rounded up to a whole share. Each certificate that immediately prior to the Effective Time represented shares of Class A Common Stock, Class B Common Stock, and Class Z Common Stock, as the case may be (the “Old Certificates”), shall thereafter represent that number of shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock, as the case may be, into which the shares of Class A Common Stock, Class B Common Stock, or Class Z Common Stock, as the case may be, represented by the Old Certificate shall have been combined, subject to the rounding up of fractional share interests.”

2. The par value per share of each class of common stock of the Corporation upon the Effective Time shall be $0.0001 per share.

3. Upon the Effective Time the number of shares of Common Stock that the Corporation is authorized to issue shall be reduced and the second sentence of the first paragraph of Section 4.1 shall be amended to read as follows:

“The total number of shares of capital stock that the Corporation is authorized to issue is 10,100,000, consisting of 100,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), 7,200,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), 2,500,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and 300,000 shares of Class Z Common Stock, par value $0.0001 per share (“Class Z Common Stock”).

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this __day of December, 2015.

PEN INC.

By:

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